SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  April 17, 2006


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02(b)  DEPARTURE OF DIRECTOR

Effective today, April 17, 2006, R. Kerry Clark (53), vice chair of the Board-P&G Family Health, will retire after 32 years of service. This 8-K is being filed pursuant to Item 5.02(b), "Departure of Directors or Principal Officers".


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ STEVEN W. JEMISON
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                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       April 17, 2006